UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  October 3, 2025

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 US-206 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  201 520-4000

1450 US-206
Bedminster, New Jersey 07921
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Chief Financial Officer
On October 3, 2025, Todd Cunfer informed Freshpet, Inc. (the “Company”) that he will resign from his role as Chief Financial Officer of the Company, effective October 17, 2025, to accept another position. The Company will conduct a search of candidates to fill his position.
Appointment of Interim Chief Financial Officer
The Company’s board of directors (the “Board”) has appointed Ivan Garcia, the Company’s current Vice President- Finance, as interim Chief Financial Officer of the Company effective October 17, 2025. As interim Chief Financial Officer Mr. Garcia will be the Company’s principal financial officer and principal accounting officer on an interim basis.
Mr. Garcia, age 41, has served as Vice President – Finance since July 2023. Previously, he served as VP Corporate Controller from October 2020 to June 2023, VP of Financial Reporting from March 2017 to September 2020 and held a number of roles since joining the Company in February 2014 as Manager-financial reporting. Prior to joining Freshpet, he worked at KPMG in their auditing function. Mr. Garcia provides management and the Board with an in-depth understanding of the Company’s business model, sharp financial acumen and fiscal discipline. There are no arrangements or understandings between Mr. Garcia and any other persons outside of the Company pursuant to which he was selected as an executive officer of the Company, and there are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Garcia. Mr. Garcia has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment as the Company’s interim Chief Financial Officer, the Company’s Board approved an increase in Mr. Garcia’s annual salary, which raises his annual salary to $341,214 per year.  Such salary increase is effective as of October 17, 2025.  In addition, Mr. Garcia will have a target bonus of 40% of his annual salary and a Long Term Incentive Target of 25% of his annual salary, each prorated for the partial year of service.  Finally, Mr. Garcia has received a grant under the Company’s 2024 Equity Plan of 3,000 Restricted Stock Unit, vesting on the first anniversary of the grant date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2025

FRESHPET, INC.

By:	/s/ Lisa Alexander
Name:	Lisa Alexander
Title:	General Counsel and Corporate Secretary